UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2008

IHOP CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 North Brand, Glendale, California		91203
(Address of principal executive offices)		(Zip Code)

(818) 240-6055

Registrant’s telephone number, including area code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment of the IHOP Corp. 2001 Stock Incentive Plan

When the Annual Meeting (the “Annual Meeting”) of Shareholders of IHOP Corp. (the “Company”) was reconvened on May 21, 2008, the shareholders of the Company approved the amendment of the IHOP Corp. 2001 Stock Incentive Plan (the “2001 Plan”).  The 2001 Plan is administered by the Compensation Committee of the Board of Directors of the Company. The amendment increases the aggregate number of shares of Common Stock of the Company reserved for the purposes of the 2001 plan from 2,200,000 to 4,200,000 shares.

A description of the material terms of the amendment of the 2001 Plan is included under “Proposal 2. Ratification and Approval of the Amendment of the IHOP Corp. 2001 Stock Incentive Plan” in our Proxy Statement for the Annual Meeting, filed with the SEC on April 17, 2008, which description is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits

Exhibit Number	Description

10.2	IHOP Corp. 2001 Stock Incentive Plan, As Amended and Restated (incorporated by reference to Appendix “A” to our Proxy Statement filed with the SEC on April 17, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Date: May 22, 2008	By:	/s/ THOMAS G. CONFORTI
Thomas G. Conforti
Chief Financial Officer(Principal Financial Officer)

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

10.2	IHOP Corp. 2001 Stock Incentive Plan, As Amended and Restated (incorporated by reference to Appendix “A” to our Proxy Statement filed with the SEC on April 17, 2008).